Exhibit 99.1

Asta Funding, Inc. Announces Decision to Restate 2014, 2015 and 2016 Financial Statements

Englewood Cliffs, NJ (January 18, 2018) — Asta Funding, Inc. (NASDAQ: ASFI) (“Asta” or the “Company”) announced today, upon the recommendation of the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”), that the Company’s previously issued financial statements for each of the years ended September 30, 2016, 2015 and 2014 and the interim periods contained therein, as well as the Company’s unaudited consolidated financial statements for the quarters ended December 31, 2016, March 31, 2017 and June 30, 2017 (collectively, the “Non-Reliance Periods”) can no longer be relied upon. Therefore, all earnings press releases and similar prior communications issued by the Company, as well as other prior statements made by or on behalf of the Company relating to those periods should not be relied upon. The Company intends to file the restated annual and quarterly financial statements for the Non-Reliance Periods (the “Restated Filings”) as soon as practicable. The Company’s authorized officers have discussed these matters with EisnerAmper LLP, the Company’s current independent registered public accounting firm, and have notified Mazars USA LLP, the Company’s former independent registered public accounting firm during the Non-Reliance Periods, of these matters.

The Board’s decision to restate the financial statements for the Non-Reliance Periods arose from the Company’s re-evaluation of its historical conclusion to consolidate Pegasus Funding, LLC (“Pegasus”, and such matter, the “Pegasus Matter”). Management has determined that it lacked the control required to consolidate Pegasus during the Non-Reliance Periods. As such, the Company should have reported its investment in Pegasus under the equity method in accordance with accounting principles generally accepted in the United States. Restating the financial statements to give effect to the Pegasus Matter is not anticipated to have a material impact on total net income attributable to the Company for the Non-Reliance Periods.

In connection with the restatement of the Non-Reliance Periods, the Company intends to correct the financial statements for all known errors, including those that were previously corrected in prior filings as immaterial out-of-period adjustments. Additionally, the Company is in the process of evaluating its historical and current practices with respect to accounting for foreign currency matters under Accounting Standards Codification Topic 830 in accordance with accounting principles generally accepted in the United States. In connection with this evaluation, the Company has determined that its previous accounting treatment for certain foreign currency matters during the Non-Reliance Periods was not appropriate.

The Company continues to assess and quantify the necessary adjustments, and while the impact of these adjustments will likely be significant to the Non-Reliance Periods, we are currently unable to specify the amounts or financial statement line items that will be impacted.

The Company’s management is assessing the effectiveness of its internal controls over financial reporting and disclosure controls and procedures during the Non-Reliance Periods. The Company will amend any disclosures pertaining to its evaluation of such controls and procedures as appropriate in connection with the Restated Filings.

The above statements regarding the expected impact of the restatement constitute forward-looking statements that are based on the Company’s current expectations. The final amounts and the detailed presentation of the restatement will be included in the Restated Filings after the Company has completed its work on the restatement, the financial statements have been audited or reviewed as required, and Audit Committee and the Board have completed its review of the financial statements and other financial data for the Non-Reliance Periods. See “Cautionary Note Regarding Forward-Looking Statements” below.

As a result of the Company’s purchase of the remaining 20% interest in Pegasus held by Pegasus Legal Funding, LLC on January 12, 2018, beginning with the Form 10-Q for the quarter ended March 31, 2018, the Company will consolidate the financial statements of Pegasus.

About Asta Funding, Inc.

Asta Funding, Inc. (NASDAQ:ASFI), headquartered in Englewood Cliffs, New Jersey, is a diversified financial services company that assists consumers and serves investors through the strategic management of four complementary business segments: Personal Injury Claims, Consumer Debt and Disability Advocacy. Founded in 1994 as a sub-prime auto lender, Asta now manages business units that include funding of personal injury claims through its wholly owned subsidiary, Simia Capital, LLC; acquiring and managing international distressed consumer receivables through its wholly owned subsidiary, Palisades Acquisitions LLC; and benefits advocacy through its wholly owned subsidiary, GAR Disability Advocates, LLC. For additional information, please visit our website at http://www.astafunding.com.

Cautionary Note Regarding Forward-Looking Statements

All statements in this news release other than statements of historical facts, including without limitation, statements regarding our future financial position, business strategy, budgets, projected revenues, projected costs, and plans and objectives of management for future operations, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expects," "intends," "plans," "projects," "estimates," "anticipates," or "believes" or the negative thereof, or any variation thereon, or similar terminology or expressions. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Important factors which could materially affect our results and our future performance include, without limitation, our ability to purchase defaulted consumer receivables at appropriate prices, changes in government regulations that affect our ability to collect sufficient amounts on our defaulted consumer receivables, our ability to employ and retain qualified employees, changes in the credit or capital markets, changes in interest rates, deterioration in economic conditions, negative press regarding the debt collection industry which may have a negative impact on a debtor's willingness to pay the debt we acquire, and statements of assumption underlying any of the foregoing, as well as other factors set forth under "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended September 30, 2016, and other filings with the U.S. Securities and Exchange Commission (the “SEC”). All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the foregoing. Except as required by law, we assume no duty to update or revise any forward-looking statements.

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